Exhibit 10.28

THIRD AMENDED AT WILL EMPLOYMENT, CONFIDENTIAL INFORMATION,

INVENTION ASSIGNMENT, NONCOMPETITION AND ARBITRATION AGREEMENT

THIS THIRD AMENDED AT WILL EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT, NONCOMPETITION AND ARBITRATION AGREEMENT (the “Third Amended Agreement”) is made as of this 31st day of July 2006, between RASER TECHNOLOGIES, INC. (“Company”) and William Dwyer (“Employee”).

RECITALS

WHEREAS, Company and Employee entered into a certain At Will Employment, Confidential Information, Invention Assignment, Noncompetition and Arbitration Agreement (the “Agreement”) on July 8, 2004, entered into the First Amended Agreement on July 9, 2005, and entered into the Second Amended Agreement (Agreement, First Amended Agreement and Second Amended Agreement hereafter referred to as “Agreement”) on January 31, 2006, and

WHEREAS, the Company has not declared an open trading window in which to permit Employee to adopt a 10b5-1 trading plan prior to the commencement of share delivery anticipated in the Second Amended Agreement, the parties now desire to mutually amend the Agreement in this Third Amended Agreement as set forth below;

NOW, THEREFORE, in view of the foregoing recitals which are incorporated as a part of this Third Amended Agreement, and in consideration of the terms and conditions of this Third Amended Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Paragraph 2 of the Agreement is amended as follows:

Paragraph 2 of the Agreement is amended to delay delivery of 75,000 shares that vested on August 1, 2005 and would issue from August 1, 2006 through November 30, 2006, and 100,000 shares that vested on August 1, 2006 and would issue from August 2, 2006 through December 19, 2006, as follows: 175,000 registered shares that would issue under the Agreement according to the attached delivery schedule.

2.	If the Company conducts a Secondary Public Offering prior to November 1, 2006, Employee will be offered a right to sell up to 100,000 common shares in the Secondary Public Offering. If the Secondary Public Offering is not closed prior to November 1, 2006, Employee shall continue to receive the shares per columns 1 through 4 of the attached Schedule A, and Employee shall no longer be entitled to participate in the Secondary Public Offering. Company and Employee may, however, mutually agree to include any or all shares held by Employee in any public offering conducted after November 1, 2006.

3.	If Employee resigns or is terminated for any reason except gross negligence or criminal conduct prior to the delivery of any shares pursuant to Schedule A, the remaining shares will continue to be delivered as set forth in Schedule A until all shares have been delivered. If Employee resigns or is terminated for gross negligence or criminal conduct prior to the first business day of August, 2007, Employee shall be entitled to receive the undelivered shares per the attached schedules, and to receive a prorated number of shares equal to 8,333 per month for every full month Employee has been employed by the Company from August 1, 2006 to July 31, 2007 per the schedule in column 3 of the Second Amended Agreement.

4.	The Company recognizes that the Employee intends to enter into a 10b5-1 trading plan to sell a portion of the shares being delivered on each date in order to manage the Employee’s tax liability arising from the delivery schedule.

5.	The Company makes no representations to Employee regarding any tax implications of this Third Amended Agreement. The Company also does not represent that the share price on any given date shall be the same price of the shares when Employee may have otherwise been entitled to receive shares.

6.	All other provisions of the Agreement shall remain in full force and effect. To the extent any provisions of the Agreement conflict with the provisions of this Third Amended Agreement, this Third Amended Agreement shall govern.

IN WITNESS WHEREOF, Company and Employee have executed this Third Amended Agreement effective as of the date first set forth above.

COMPANY:		EMPLOYEE:

RASER TECHNOLOGIES, INC.

By:		By:
Its:	Chief Executive Officer		William Dwyer

Schedule A

	1	2	3	4
Delivery Dates	New Delivery Schedule for 75,000 Shares vested on August 1, 2005.	New Delivery Schedule for 15% of 100,000 Shares vested on August 1, 2006.	New Delivery Schedule for 35% of 100,000 Shares vested on August 1, 2006.	New Delivery Schedule for 50% of 100,000 Shares vested on August 1, 2006.
Wednesday, November 01, 2006	1,000
Thursday, November 02, 2006	1,000
Monday, November 06, 2006	2,000
Tuesday, November 07, 2006	2,000
Thursday, November 09, 2006	3,000
Tuesday, November 14, 2006	6,000
Wednesday, November 15, 2006	4,000
Friday, November 17, 2006	4,000
Monday, November 20, 2006	6,000
Monday, November 27, 2006	5,000
Tuesday, November 28, 2006	6,000
Thursday, November 30, 2006	5,000
Friday, December 01, 2006	6,000
Tuesday, December 05, 2006	5,000
Wednesday, December 06, 2006		5,000
Thursday, December 07, 2006	5,000
Monday, December 11, 2006		4,000
Tuesday, December 12, 2006	6,000
Thursday, December 14, 2006		4,000
Friday, December 15, 2006	3,000
Monday, December 18, 2006	5,000
Tuesday, December 19, 2006		2,000
Wednesday, January 03, 2007			2,500
Friday, January 05, 2007			5,000
Tuesday, January 09, 2007			2,500
Thursday, January 11, 2007			5,000
Wednesday, January 17, 2007			2,500
Friday, January 19, 2007			2,500
Tuesday, January 23, 2007			5,000
Thursday, January 25, 2007			2,500
Monday, January 29, 2007			5,000
Wednesday, January 31, 2007			2,500
Friday, February 02, 2007				5,000
Tuesday, February 06, 2007				3,000
Thursday, February 08, 2007				6,000
Monday, February 12, 2007				3,000
Wednesday, February 14, 2007				6,000
Thursday, February 22, 2007				3,000
Monday, February 26, 2007				6,000
Wednesday, February 28, 2007				3,000
Friday, March 02, 2007				6,000
Tuesday, March 06, 2007				3,000
Thursday, March 08, 2007				6,000

Column Totals	75,000	15,000	35,000	50,000